                                                                 Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1250,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Power3 Medical Products, Inc. (the
"Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
J. Rosinski, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully compiles with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Michael J. Rosinski
May  23, 2005                                  Michael J. Rosinski
                                               Chief Financial Officer
                                               Power3 Medical Products, Inc.